SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest ev      28-Dec-98


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

(as depositor under the Sale and Servicing Agreement, dated as of November 1, 1998, relating to the Empire Funding Home Loan Owner Trust 1998-3, Home Loan Asset Backed Notes, Series 1998-3)


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
(Exact name of registrant as specified in its charter)

              Delaware                    333-51375         06-1204982
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


1285 Avenue of the Americas
New York, New York  10019
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 713-2000

Item 5. Other Events
     On behalf of Empire Funding Home Loan Owner Trust 1998-3, Home Loan Asset Backed Notes, Series 1998-3, a Trust created pursuant to the Sale and Servicing Agreement, dated November 1, 1998, by U.S. Bank
     National Association, as
     Indenture Trustee for the Trust, the Indenture Trustee has caused to be filed with the Commission, the monthly report dated
           28-Dec-98.
     The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters and (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates.

     A.     Monthly Report Information
            See Exhibit No.1
     B.     Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

     C.     Item 1: Legal Proceedings:  NONE

     D.     Item 2: Changes in Securities:   NONE

     E.     Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE
Item 7.     Monthly Statements and Exhibits

     Exhibit No.   1

        1.     Monthly Distribution Report

     EMPIRE FUNDING HOME LOAN OWNER TRUST 1998-3

                    SERIES 1998-3


                    DISTRIBUTION STATEMENT
Distribution Date:        28-Dec-98



     Beginning                                                   Ending
     Certificate    Principal      Interest       Total          Certificate
     Balance        Distribution   Distribution   Distribution   Balance

Note  283,580,654.00   2,285,956.58   1,382,455.69   3,668,412.27 281,294,697.42
R               0.00           0.00           0.00           0.00           0.00


Total 283,580,654.00   2,285,956.58   1,382,455.69   3,668,412.27 281,294,697.42



           AMOUNTS PER $1,000 UNIT                Ending         Current
     Principal      Interest       Total          Note           Pass Through
     Distribution  Distribution    Distribution   Balance        Interest Rate

Note     8.061045589    4.875000006    12.93604559    991.9389544         6.750%
R                  0              0              0              0         0.000%


Total    8.061045589    4.875000006    12.93604559



                                   Payment Statement
                    Sale and Servicing Agreement Dated November 1, 1998

i)   Available Collection Amount                                    3,950,962.43
     Available Payment Amount                                       3,668,412.27
     Regular Payment Amount                                         2,521,353.49
     Excess Spread                                                  1,147,058.78

ii)  Beginning and Ending Note Principal Balances                See page 1
      Beginning Pool Principal Balance                            299,607,584.50
      Ending Pool Principal Balance                               298,468,686.70

                                                   Beginning     Ending
iii)  Note Factor                                                           0.99



iv)  Interest from Mortgagors / Master Servicer                     2,812,064.63
      Interest from Purchased Loans                                         0.00
      Interest from Liquidated Mortgage Loans                               0.00
                                                                    2,812,064.63


      Principal Collections (Regular Installments)                    378,245.12
      Principal Collections (Curtailments and Paid in Fulls)          760,296.17
      Substitution Adjustment                                             356.51
      Principal from Liquidated Mortgage Loans                              0.00
      Principal from Purchased Loans                                        0.00
                                                                    1,138,897.80

Total Payments                                                      3,950,962.43
plus:  Interest Income on the Collection, Certificate and Note Di           0.00
less:  Trust Fees and Expenses                                        282,550.16
Available Payment Amount                                            3,668,412.27


v)  Triggers
     Has the Stepdown Date Occurred?                             NO
     Has an Insured Payment been Made?                           NO
     Has the OC Trigger Increase Event occurrred?                NO
     Has the OC Trigger Reversal Event occurrred?                NO
     Has an Event of Default Occurred?                           NO

vi)  Overcollateralization Amount before applying Excess Spread   16,026,930.50
     Overcollateralization Amount after applying Excess Spread    17,173,989.28
     Overcollateralization Target Amount                          37,900,359.44
     Overcollateralization Deficiency Amount after distribution o 20,726,370.16
     Overcollateralization Reduction Amount                                0.00
     Amount Distributed to Noteholders                             3,668,412.27
     Amount Distributed to Residual Interest                               0.00


vii) Master Servicer Compensation                                     11,235.28
     Servicing Compensation                                          187,254.74
     Indenture Trustee Fee                                             1,672.81
     Grantor Trustee Fee                                                   0.00
     Owner Trustee Fee                                                   333.33
     Guaranty Insurance Premium                                       82,054.00
     Custodian Fee                                                         0.00
     Total                                                           282,550.16
viii) Net Loan Losses                                                      0.00
      Cumulative Net Loan Losses                                           0.00


                                                  Beginning      Ending
ix)  Weighted Average Maturity of the Home Loans          235.00         233.00
      Weighted average Home Loan Interest Rate of         13.637%        13.638%

x)  Performance information in Servicer's Monthly Remittance Report
     Six-Month Rolling Delinquency Average                 0.038%
     Three-Month Average Annualized Losses                 0.000%
     Cumulative Realized Losses                            0.000%

xi,xii,xiii)  Delinquency And Foreclosure Information:
                                   # of Accounts  Principal Balan% of Total
     30-59 Days Delinquent                      26     789,499.57         0.265%
     60-89 Days Delinquent                       3      73,955.90         0.025%
     90-179 Days Delinquent                      1      40,000.00         0.013%
     180 or more Days Delinquent                 0           0.00         0.000%
     Loans in foreclosure proceedin              0           0.00         0.000%
     Foreclosed Properties                       0           0.00         0.000%


     Loans in bankruptcy proceeding# of Accounts  Principal Balan% of Total
     30-59 Days Delinquent                       1       7,849.13         0.003%
     60-89 Days Delinquent                       0           0.00         0.000%
     90-179 Days Delinquent                      0           0.00         0.000%
     180 or more Days Delinquent                 0           0.00         0.000%
     Aggregate                                   1       7,849.13         0.003%


xiv)                               Current
                                                  Aggregate
Combination Loans                  Number         Principal Balance
A)  Defaulted Home Loans                         0           0.00
B)  Liquidated Home Loans                        0           0.00
C)  Deleted Home Loans because Defe              0           0.00
D)  Deleted Home Loans because Defa              0           0.00

                                   Cumulative
                                                  Aggregate
                                   Number         Principal Balance
                                                 0           0.00
                                                 0           0.00
                                                 0           0.00
                                                 0           0.00


                                   Current
                                                  Aggregate
Debt Consolidation Loans           Number         Principal Balance
A)  Defaulted Home Loans                         0           0.00
B)  Liquidated Home Loans                        0           0.00
C)  Deleted Home Loans because Defe              0           0.00
D)  Deleted Home Loans because Defa              0           0.00

                                   Cumulative
                                                  Aggregate
                                   Number         Principal Balance
                                                 0           0.00
                                                 0           0.00
                                                 0           0.00
                                                 0           0.00




xiv)  Liquidated and Defaulted Loans (All types):
                                   Current
                                                  Aggregate
                                   Number         Principal Balance
     Liquidated Loans                            0           0.00
     Defaulted Loans                             0           0.00

                                   Cumulative
                                                  Aggregate
                                   Number         Principal Balance
                                                 0           0.00
                                                 0           0.00

xv)    Insured Payment
        Noteholders' Principal Deficiency Amount                            0.00
        Noteholders' Interest Carry-Forward Amount                          0.00
     Total Deficiency                                                       0.00
        Escrow Payment                                                      0.00
     Insured Payment                                                        0.00

xvi)  Securities Reimbursement Amount Paid                                  0.00
        Securities Reimbursement Amount to Carry Forward                    0.00

     SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


By:/sTina Hatfield
Name:Tina Hatfield
Title:             Vice President
U.S. Bank Trust National Association


Dated      31-Dec-98